UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

PROPTECH INVESTMENT CORPORATION II

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39758	83-2426917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3415 N. Pines Way, Suite 204 Wilson, WY	83014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 954-9665

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	PTICU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	PTIC	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the units	PTICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC Staff”) issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Staff Statement”) in which the SEC Staff highlighted the potential accounting implication of certain terms that are common in warrants issued in connection with the initial public offerings of SPACs such as PropTech Investment Corporation II (the “Company”).

Specifically, the SEC Staff Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement (the “Warrant Agreement”), dated as of December 3, 2020, between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent.

As a result of the SEC Staff Statement, the Company reevaluated the accounting treatment of (i) the 7,666,667 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its initial public offering (the “IPO”) and (ii) the aggregate of 4,833,333 privately issued warrants (together with the Public Warrants, the “Warrants”) that were issued to the Company’s sponsor in a private placement that closed concurrently with the closing of the IPO, and determined that the Warrants should be classified as derivative liabilities measured at fair value, with changes in fair value for each period reported in earnings. While the Company has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Warrants is a non-cash charge and will be reflected in the Company’s statement of operations.

On May 24, 2021, after consultation with the Company’s management and accounting advisors, the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) concluded that, in light of the SEC Staff Statement, it is appropriate to restate the Company’s previously issued audited financial statements as of December 31, 2020 (balance sheet), and for the period from August 6, 2020 (inception) through December 31, 2020 (statements of operations, changes in stockholders’ equity and cash flows,) which were included in the Company’s Annual Report on Form 10-K for the period ended December 31, 2020 (the “Non-Reliance Period,” and the financial statements, the “Non-Reliance Financial Statements”).

Considering such restatement, the Audit Committee determined that the Non-Reliance Financial Statements should no longer be relied upon. The Company is filing an amendment to its Annual Report on Form 10-K for the period ended December 31, 2020 reflecting the reclassification of the Warrants for the Non-Reliance Period concurrently with the filing of this Current Report on Form 8-K.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2021	PROPTECH INVESTMENT CORPORATION II

	By:	/s/ M. Joseph Beck
		Name:	M. Joseph Beck
		Title:	Chief Financial Officer

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